Exhibit 10.20

                             UNCONDITIONAL GUARANTY

     THIS UNCONDITIONAL GUARANTY (this "Guaranty") is made as of the _____ day of January, 1999 by GP STRATEGIES CORPORATION, a Delaware corporation (the "Guarantor"), in favor of FIRST UNION NATIONAL BANK (the "Lender," which term shall include any subsequent holder of the Notes (as defined below)).

                                                     Recitals

     A. $7,000,000 GSE Power Line of Credit

     A-1. The Lender extended a line of credit in the original principal amount of $7,000,000 (the "GSE Power Line of Credit") to GSE Power Systems, Inc. (f/k/a Simulation, Systems & Services Technologies Company), a Delaware corporation ("GSE Power") and MSHI, INC., a Virginia corporation ("MSHI") pursuant to a Letter of Credit, Loan and Security Agreement dated January 30, 1996, as amended from time to time (the "GSE Power Line of Credit Agreement"). The GSE Power Line of Credit is evidenced by a Promissory Note dated January 30, 1996 in the original principal amount of $7,000,000, as amended from time to time (the "GSE Power Line of Credit Note").

     A-2. Pursuant to the GSE Power Line of Credit Agreement, the Lender also agreed to issue from time to time, subject to the provisions thereof, letters of credit. In connection therewith, GSE Power and MSHI entered into separate Master Letter of Credit Agreements dated January 30, 1996, in favor of the Lender (the "GSE Power Letter of Credit Agreements").

     A-3. The GSE Power Line of Credit Agreement, the GSE Power Line of Credit Note, the GSE Power Letter of Credit Agreements and all other documents evidencing, securing, guaranteeing or otherwise related to the GSE Power Line of Credit are collectively called the "GSE Power Loan Documents".

     A-4. As of December 18, 1998, exclusive of any amounts which may become due in connection with the GSE Power Letter of Credit Agreements, there is due under the GSE Power Line of Credit principal of Five Million Eight Hundred Thousand Nine Hundred and 00/100 Dollars ($5,800,900.00) and interest of Twenty-Three Thousand Six Hundred Fifty-Five and 00/100 Dollars ($23,655.00), plus attorneys' fees and other costs which are payable under the GSE Power Loan Documents.

     A-5. Pursuant to Article III of the GSE Power Line of Credit Agreement, and included within the maximum amount available to be borrowed by GSE Power and MSHI under the GSE Power Line of Credit, there is outstanding Letter of Credit No. SM406588 in the face amount of $180,243 issued by the Lender for the benefit of Central Trust of China Procurement Department (the "GSE Power Letter of Credit").

     B. $3,000,000 GSE Process Line of Credit

     B-1. The Lender extended a line of credit in the original principal amount of $7,000,000 (subsequently reduced to $3,000,000) (the "GSE Process Line of Credit") to GSE Process Solutions, Inc., a Delaware corporation ("GSE Process"), pursuant to a Letter of Credit, Loan and Security Agreement dated January 31, 1995, as amended and restated by an Amended and Restated Letter of Credit, Loan and Security Agreement dated October 13, 1995, as amended by an Amendment Number One to Amended and Restated Letter of Credit, Loan and Security Agreement and Promissory Note dated February 23, 1996 ("Amendment Number One") and by an Amendment Number Two to Amended and Restated Letter of Credit, Loan and Security Agreement and Promissory Note dated November 11, 1997 ("Amendment Number Two") (collectively, the "GSE Process Line of Credit Agreement"). The GSE Process Line of Credit is evidenced by a Promissory Note dated October 13, 1995 in the original principal amount of $7,000,000 (which replaces a Promissory Note dated January 31, 1995 in the original principal amount of $6,000,000), as amended by Amendment Number One and by Amendment Number Two (collectively, the "GSE Process Line of Credit Note")

     B-2. Pursuant to the GSE Process Line of Credit Agreement, the Lender also agreed to issue from time to time, subject to the provisions thereof, letters of credit. In connection therewith, GSE Process entered into a Master Letter of Credit Agreement dated January 31, 1995, in favor of the Lender (the "GSE Process Letter of Credit Agreement").

     B-3. The GSE Process Line of Credit Agreement, the GSE Process Line of Credit Note, the GSE Process Letter of Credit Agreement and all other documents evidencing, securing, guaranteeing or otherwise related to the GSE Process Line of Credit are collectively called the "GSE Process Loan Documents."

     B-4. As of December 18, 1998, exclusive of any amounts which may become due in connection with the GSE Process Letter of Credit Agreement, there is due under the GSE Process Line of Credit principal of Zero and 00/100 Dollars ($-0-) and interest of One Thousand One Hundred Ten and 52/100 Dollars ($1,110.52), plus attorneys' fees and other costs which are payable under the GSE Process Loan Documents.

     B-5. Pursuant to Article III of the GSE Process Line of Credit Agreement, and included within the maximum amount available to be borrowed by GSE Process under the GSE Process Line of Credit, there is outstanding Letter of Credit No. 405600 in the face amount of $630,000 issued by the Lender for the benefit of 8930 Stanford Boulevard, LLC (the "GSE Process Letter of Credit").

     C. GSE Power, MSHI and GSE Process are called the "Borrowers." The GSE Power Line of Credit and the GSE Process Line of Credit are called the "Lines of Credit." The GSE Power Letter of Credit and the GSE Process Letter of Credit (and any replacement for such Letter of Credit issued pursuant to the Modification Agreement (as defined below)), together with any other Letters of Credit which may be issued by the Lender pursuant to the terms of the Letter of Credit Agreements, as amended by this Agreement, are collectively called the "Letters of Credit." The GSE Power Line of Credit Note, the GSE Process Line of Credit Note, the GSE Power Letter of Credit Agreements and the GSE Process Letter of Credit Agreement are called the "Notes." The Notes and all other documents evidencing, securing, guaranteeing or otherwise related to the Lines of Credit or the Letters of Credit, including any modifications, restatements, extensions, renewals and replacements thereof, are collectively called the "Loan Documents," which term shall also include the Modification Agreement (as defined below).

     D. GSE Power, MSHI, GSE Process, the Guarantor, the Lender and others have entered into a Modification Agreement of even date herewith (the "Modification Agreement"), pursuant to which the Guarantor agreed to execute this Guaranty.

     NOW, THEREFORE, WITNESSETH, in consideration of the agreement of the Lender to enter into the Modification Agreement, the Guarantor hereby covenants and agrees as follows:

     The undersigned hereby guarantees to the Lender that payment of principal, interest, late charges and any other sums payable under the Notes shall be made according to the terms of the Notes without deduction by reason of any set-off, defense or counterclaim, irrespective of any invalidity therein, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor, and hereby unconditionally consent to the terms, covenants and conditions of the Notes and the other Loan Documents; and hereby consents, without notice to the undersigned, to the extension, in whole or in part from time to time, whether or not for a term in excess of the original term, of the payment of the Notes; and agrees in case the dates of payment of the Notes shall be extended in whole or in part, that all moneys due thereunder shall be paid when due according to such extension or extensions; and further consents to the waiving or amendment by the Lender of any term, covenant or condition of the Notes or the other Loan Documents or of any indulgence or release granted thereunder; and further consents to any changes or alterations which may be made in any term, covenant or condition of the Loan Documents; and agrees that no change, alteration, modification, renewal, or extension of any of the Loan Documents shall alter or affect the liability of the Guarantor hereunder; and further consents to the release of any collateral the Lender may have under the Loan Documents or to the subordination of the Loan or the collateral securing the Loan to any other debt or security interest under such terms and conditions as the Lender may agree to in its sole and absolute discretion; and further hereby waives presentment, demand of payment from the maker, protest and notice of nonpayment.

     If the Borrowers shall fail to make any payment of any sum due under the Notes, or if the Borrowers shall default in any term, covenant or condition of the Loan Documents, then the undersigned hereby unconditionally guarantees to the Lender that the undersigned shall (without first requiring the Lender to proceed against the Borrowers, or any other security) (1) pay to the Lender the entire unpaid balance with interest and costs, and (2) cure any default in any term, covenant or condition of the Loan Documents. The undersigned further agrees to indemnify and hold harmless, the Lender from any loss (including actual attorneys' fees) resulting from any default made at any time by the Borrowers in any terms of the Loan Documents or by the undersigned under the terms of this Guaranty.

     The undersigned hereby waives notice of acceptance of this Guaranty by the Lender and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law, and agree that the liability of the undersigned hereunder shall in no way be affected, diminished or released by any forbearance which may be granted to the Borrowers (or to any successor to it or to any person or entity which shall have assumed the obligations of the Borrowers under the Notes) or by any waiver of any term, covenant or condition in the Loan Documents by the Lender or by reason of any change or modification in any of the Loan Documents, or by the acceptance of additional security or the release by the Lender of any security or of any person or entity primarily or secondarily liable.

     The Guarantor agrees that this Guaranty may be enforced by the Lender without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or enforcing any rights it may have against any other person or entity. The undersigned further agrees that nothing herein contained shall prevent the Lender from suing on the Notes or from exercising any other right available to it under the Notes or any of the other Loan Documents or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of the undersigned, it being the purpose and intent of the undersigned that his/her or its obligations under this Guaranty shall be absolute and unconditional under any and all circumstances and s/he or it shall be released therefrom only upon payment of all sums due hereunder and under the Notes and the other Loan Documents.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrowers or otherwise, all as though such payment had not been made.

     Any indebtedness of the Borrowers to the Guarantor, now or hereafter existing, is hereby subordinated to the indebtedness of the Borrowers to the Lender. The Guarantor agrees that, after a default (including the expiration of any applicable cure period) in any term, covenant, or condition of the Notes or the other Loan Documents and until the indebtedness of the Borrowers to the Lender has been paid in full, the Guarantor will not seek, accept, or retain for the Guarantor's own account, any payment from the Borrowers on account of such subordinated debt. Following a default (including the expiration of any applicable cure period) in any term, covenant, or condition of the Notes or the other Loan Documents, any payments to the Guarantor on account of such subordinated debt shall be collected and received by the Guarantor in trust for the Lender and shall be paid over to the Lender on account of the indebtedness of the Borrowers to the Lender without impairing or releasing the obligations of the Guarantor hereunder. Until ninety-five (95) days after the indebtedness of the Borrowers to the Lender has been paid in full, the Guarantor hereby unconditionally and irrevocably agrees that (1) the Guarantor will not at any time assert against the Borrowers (or the Borrowers' estate in the event the Borrowers becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim to indemnification, reimbursement, contribution, or payment for or with respect to any and all amounts the Guarantor may pay or be obligated to pay the Lender, including, without limitation, the indebtedness of the Borrowers to the Lender, and any and all obligations which the Guarantor may perform, satisfy, or discharge, under or with respect to this Guaranty and (2) the Guarantor waives and releases all such rights and claims to indemnification, reimbursement, contribution, or payment which the Guarantor may have now or at any time against the Borrowers (or the Borrowers' estate in the event the Borrowers becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America).

     The undersigned hereby authorizes any clerk of any court of record or any attorney to enter in any court of competent jurisdiction in the State of Maryland or any other State or Territory of the United States judgment by confession against the undersigned in favor of the Lender for the entire principal amount of the Notes then remaining unpaid with interest thereon, together with attorneys' fees of fifteen percent (15%) and court costs, without stay of execution or right of appeal expressly waiving the benefit of all exemption laws and all irregularity or error in entering said judgment or the execution thereon. No single exercise of the foregoing power to confess judgment shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but the power shall continue undiminished, and it may be exercised from time to time as often as the Lender shall elect, until such time as the Lender shall have received payment in full of all indebtedness of the Borrowers to the Lender together with costs and indebtedness of the undersigned under this Guaranty. Notwithstanding the Lender's right to obtain a confessed judgment which includes an award of attorneys' fees of 15% of the unpaid principal sum, the Lender agrees that at such time as all indebtedness under the Notes is fully paid, the Lender shall only be entitled to recover its actual attorneys' fees and expenses incurred in connection with the Notes.

     The undersigned hereby waives all right to trial by jury of all claims, defenses, counterclaims and suits of any kind arising from or relating to this Guaranty. The undersigned acknowledges that s/he or it makes this waiver voluntarily and knowingly after consultation with counsel of his/her or its choice. The undersigned agrees that all such claims, defenses, counterclaims and suits shall be tried before a judge of competent jurisdiction, without a jury.

     All laws exempting real or personal property from execution, and inquisition and extension upon any levy on real or personal property are hereby waived and condemnation agreed to, and no benefit of exemption will be claimed under or by virtue of any exemption law now in force or which hereafter may be passed.

     The undersigned hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the terms, covenants or conditions of this Guaranty or any of the other Loan Documents and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrowers or any other person or entity or any collateral.

     Notwithstanding anything to the contrary herein, the Lender agrees to notify the undersigned upon the occurrence of an Event of Default (as defined in the Modification Agreement).

     The undersigned hereby requests the Lender, if it wishes to send any notice to the undersigned, although all notices and demands have been waived except as set forth in the immediately preceding paragraph, to send such notice to the undersigned at 9 West 57th Street, Suite 4170, New York, New York, Attention:
Andrea D. Kantor, Esquire.

     The undersigned hereby acknowledges, consents and agrees (1) that the provisions of this Guaranty and the rights of all parties mentioned herein shall be governed by the laws of the State of Maryland and interpreted and construed in accordance with such laws (excluding Maryland conflict of laws) and (2) that the United States District Court for the District of Maryland and any court of competent jurisdiction of the State of Maryland shall have jurisdiction in any proceeding instituted to enforce this Guaranty, and any objections to venue are hereby waived.

     A default (including the expiration of any applicable cure period) in any term, covenant, or condition of the Notes or the other Loan Documents shall constitute and be deemed a default under this Guaranty.

     Upon a default under this Guaranty, including the expiration of any applicable grace or cure periods, the Lender may, at its option and without notice or demand, declare an amount equal to the remainder of the Borrowers' obligations under the Loan Documents to be immediately due and payable by the Guarantor, whether or not the same are due and payable by the Borrowers at that time. The books and records of the Lender showing the amount due by the Borrowers shall be binding upon the Guarantor for the purpose of establishing such items and shall be prima facie proof thereof. The Guarantor agrees to pay the Lender's actual attorneys' fees and all other costs and expenses which may be incurred by the Lender in the enforcement of this Guaranty, whether or not suit is filed.

     The rights, powers, privileges and discretions (the "rights") to which the Lender may be entitled hereunder shall inure to the benefit of its successors and assigns. All the rights of the Lender are cumulative and not alternative and may be enforced successively or concurrently. Failure of the Lender to exercise any of its rights shall not be deemed a waiver thereof and no waiver of any of its rights shall be deemed to apply to any other rights nor shall it be effective unless in writing and signed by the Lender. The terms, covenants and conditions of or imposed upon the undersigned herein shall be binding upon his/her or its personal representatives, successors and assigns.

     In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal or unenforceable.

     Notwithstanding anything to the contrary contained herein, the undersigned's liability under this Guaranty shall be limited to $1,500,000 (subject to increase as set forth in the immediately succeeding paragraph) of the principal and interest due under the Notes (including any amounts which may be or become due upon a draw under any Letters of Credit), which amount shall not be reduced by any payments from the Borrowers, any other guarantor or any other source unless and until the outstanding principal and interest due under the Notes is less than $1,500,000 (or $1,500,000 plus the Increased Amount (as defined in the immediately succeeding paragraph as applicable). There shall be no limit on the undersigned's liability for costs of collection incurred by the Lender to enforce this Guaranty. The undersigned agrees to pay the Lender's actual attorneys' fees and all other costs and expenses that may be incurred by the Lender in the enforcement of this Guaranty, whether or not suit is filed. This limitation on liability is not intended and shall not in any way be construed to require the Lender to pursue its remedies against the Borrowers, any other guarantor or any collateral before exercising its remedies against the undersigned. Notwithstanding the foregoing, the Lender agrees that at such time as the undersigned has paid to the Lender such $1,500,000 (or $1,500,000 plus the Increased Amount (as defined in the immediately succeeding paragraph) as applicable) plus all actual attorneys' fees and all other costs and expenses of collection incurred by the Lender as of the date the undersigned makes such payment to the Lender, the undersigned shall have no further liability for any remaining indebtedness due under the Notes or any attorneys' fees or costs and expenses incurred by the Lender after the date the undersigned makes such payment to the Lender, provided that such agreement shall be null and void if the Lender is required by a court of competent jurisdiction under a final non-appealable order to return all or any portion of such payment to the undersigned, a trustee in bankruptcy, a receiver or any other third party, as a preference, fraudulent conveyance or for any other reason under any applicable federal or state law.

     Notwithstanding the foregoing, the liability of the undersigned shall increase from $1,500,000 to $1,500,000 plus an amount equal to fifty percent (50%) of any amounts drawn by the beneficiary of Letter of Credit No. 405600 and/or any replacement for such Letter of Credit issued pursuant to the Modification Agreement on or prior to their respective expiration dates (the "Increased Amount"). Such increases shall be effective immediately and automatically upon any such draw(s).

     This Guaranty replaces and supercedes all prior guaranties made by the undersigned.

     Time is of the essence.


     IN WITNESS WHEREOF, the undersigned has executed this Guaranty under seal effective as of the date first above written.

WITNESS/ATTEST:                           GP STRATEGIES CORPORATION


                                          By:/S/   SCOTT GREENBERG       (SEAL)
                                             ----------------------------------

                                             Name: Scott Greenberg
                                                  -----------------------------

                                            Title: Executive Vice President
                                                  -----------------------------


STATE OF ______________________
                                          SS:
CITY/COUNTY OF _______________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the ____________________ of GP Strategies Corporation, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of GP Strategies Corporation, as ____________________ of GP Strategies Corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.



                                          -------------------------------------
                                          Notary Public
My Commission expires: